EXHIBIT 99.2
CNA Financial Corporation
Supplemental Financial Information
September 30, 2006
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
September 30, 2006

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that have been sold or placed in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2005 Form 10-K for further discussion of this measure.

•	In evaluating the results of the Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

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CNA Financial Corporation
Supplemental Financial Information
Restatement for Discontinued Operations
The Company has restated its Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2005. A review of discontinued operations completed in February 2006 identified an overstatement of the net assets of these discontinued operations and errors in accounting for the periodic results of these operations. The Company did not have an effectively designed control process in place to ensure adequate oversight, analysis, reconciliation, documentation and periodic evaluation of the results and balances that comprise the net assets of businesses reported as discontinued operations. There was also a lack of understanding of subsidiary ledger detail which contributed to the Company’s failure to eliminate intercompany activity within discontinued operations and between continuing and discontinued operations. As a result, the balances related to discontinued operations were incorrectly established in the Company’s current general ledger system in 1997 in connection with a general ledger conversion, creating an overstatement of the reported net assets of discontinued operations. In addition, the Company’s evaluation of the periodic results of discontinued operations was ineffective. The correction of the elimination issue noted above caused the historical results of discontinued operations to change, requiring current evaluation of the revised periodic results for reporting purposes. Further, in light of the impact of the elimination corrections, the Company reviewed its historical process to evaluate the results of discontinued operations and determined that process did not address recorded loss reserves at all consolidating levels for discontinued operations. Therefore, the Company determined that it was appropriate to recognize the impact of the revised historical periodic income or loss of discontinued operations.
Restatement for Condensed Consolidated Statements of Cash Flows
The Condensed Consolidated Statements of Cash Flows for the three and nine months ended September 30, 2005 has been restated to reflect the following:
•	Net purchases and sales of trading securities and changes in the net receivable/payable from unsettled investment purchases and sales related to trading securities, previously classified within investing activities, have been reclassified to cash flows from operating activities.

•	Cash flows from equity method investees were reclassified to distinguish between return on investments, which are reflected within operating cash flows, and return of investments, which are reflected within investing cash flows. Previously, all amounts were reflected within investing cash flows.

•	Deposits and withdrawals related to investment contract products issued by the Company have been reflected within financing cash flows. Previously, amounts related to certain investment contracts were reflected within operating cash flows.

•	The impact of cumulative translation adjustment, previously reflected within investing activities, is now classified within operating activities.
The restatements related to cash flows had no impact on the total change in cash from continuing operations within the Condensed Consolidated Statements of Cash Flows.
Additionally, the Company has revised its Condensed Consolidated Statements of Cash Flows for the three and nine months ended September 30, 2005 to separately disclose the operating, investing and financing portions of the cash flows attributable to discontinued operations, as well as to include the cash balance related to discontinued operations in the Condensed Consolidated Statements of Cash Flows.

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CNA Financial Corporation
Supplemental Financial Information
NON-GAAP FINANCIAL MEASURES
The results and ratios before the impact of catastrophes, presented on pages 15 and 16 of this financial supplement, are non-GAAP financial measures that are not a full financial presentation in accordance with GAAP. To allow the reconciliation of these non-GAAP measures, however, these pages also provide the most comparable GAAP measures (i.e., the results and ratios after the impact of catastrophes).

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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIOD ENDED SEPTEMBER 30	Three Months			Nine Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,943	$1,873	4%	$5,704	$5,684	—%
Net investment income	600	500	20	1,722	1,345	28
Realized investment gains (losses), net of participating policyholders’ and minority interests	21	67	(69)	(68)	74	(192)
Other revenues	56	80	(30)	175	351	(50)

Total revenues	2,620	2,520	4	7,533	7,454	1

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,522	1,871	19	4,446	4,886	9
Amortization of deferred acquisition costs	390	416	6	1,132	1,168	3
Other operating expenses	224	241	7	723	766	6
Restructuring and other related charges	—	—	N/M	(13)	—	N/M
Interest	35	29	(21)	93	96	3

Total claims, benefits and expenses	2,171	2,557	15	6,381	6,916	8

Income (loss) before income tax and minority interest	449	(37)	N/M	1,152	538	114
Income tax (expense) benefit	(131)	51	N/M	(339)	(53)	N/M
Minority interest	(13)	(11)	(18)	(32)	(16)	(100)

Income from continuing operations	305	3	N/M	781	469	67
Income (loss) from discontinued operations, net of tax	6	3	100	(2)	12	(117)

Net income	$311	$6	N/M %	$779	$481	62%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income (Loss) and Per Share Data

PERIOD ENDED SEPTEMBER 30	Three Months				Nine Months
			Fav /				Fav /
			(Unfav)				(Unfav)
(In millions, except per share data)	2006	2005	% Change		2006	2005	% Change

COMPONENTS OF NET INCOME (LOSS)
Net operating income (loss)	$283	$(39)	N/M	%	$822	$425	93%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	22	42	(48)		(41)	44	(193)

Income from continuing operations	305	3	N/M		781	469	67
Income (loss) from discontinued operations, net of tax	6	3	100		(2)	12	(117)

Net income	$311	$6	N/M	%	$779	$481	62%

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
Income (loss) from continuing operations	$1.13	$(0.06)	N/M	%	$2.84	$1.63	74%
Income (loss) from discontinued operations	0.02	0.02	—		(0.01)	0.05	(120)

Basic and diluted earnings (losses) per share available to common stockholders (1)	$1.15	$(0.04)	N/M	%	$2.83	$1.68	68%

Weighted average outstanding common stock and common stock equivalents
Basic	265.0	256.0			259.0	256.0

Diluted	265.2	256.0			259.2	256.0

(1)	The three and nine months ended September 30, 2006 per share results available to common stockholders are reduced by $8 million and $46 million, or $0.02 per share and $0.17 per share, of undeclared but accumulated preferred stock dividends. The three and nine months ended September 30, 2005 per share results available to common stockholders are reduced by $17 million and $52 million, or $0.07 per share and $0.20 per share, of undeclared but accumulated preferred stock dividends. The undeclared but accumulated preferred stock dividends relate to the Company’s Series H Cumulative Preferred Stock which was repurchased from Loews on August 8, 2006.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2006	December 31, 2005

Total assets	$60,577	$58,786
Insurance reserves	41,613	42,436
Debt	2,405	1,690
Total liabilities	50,903	49,545
Minority interest	325	291
Accumulated other comprehensive income	447	359
Total stockholders’ equity	9,329	8,950

Book value per common share (1)	$34.43	$31.26
Book value per common share excluding unrealized gain or loss on fixed maturity securities (1)	$32.77	$29.69

Outstanding shares of common stock (in millions of shares)	270.9	256.0

THREE MONTHS ENDED
SEPTEMBER 30
(In millions)	2006	2005

Net cash flows provided by operating activities (2)	$860	$507
Net cash flows used by investing activities	(987)	(395)
Net cash flows provided (used) by financing activities	131	(101)

Net cash flows	$4	$11

NINE MONTHS ENDED
SEPTEMBER 30
(In millions)	2006	2005

Net cash flows provided by operating activities (2)	$1,783	$1,460
Net cash flows used by investing activities	(1,490)	(796)
Net cash flows used by financing activities	(282)	(667)

Net cash flows	$11	$(3)

(1)	Book value per common share as of September 30, 2006 and December 31, 2005 excludes $0 million and $750 million of preferred stock (Series H) and $243 million and $197 million of undeclared but accumulated dividends. The undeclared but accumulated preferred stock dividends relate to the Company’s Series H Cumulative Preferred Stock which was repurchased from Loews on August 8, 2006.

(2)	Operating cash flows for the three and nine months ended September 30, 2006 include $4 million and $0 million related to discontinued operations. Operating cash flows for the three and nine months ended September 30, 2005 include $(9) million and $(33) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Data

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES

(In millions)	Standard Lines	Specialty Lines	P&C Operations

As of September 30, 2006
Gross	$14,822	$5,507	$20,329
Ceded	3,221	1,342	4,563

Net	$11,601	$4,165	$15,766

As of December 31, 2005
Gross	$15,084	$5,205	$20,289
Ceded	3,838	1,411	5,249

Net	$11,246	$3,794	$15,040

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES
	Life & Group	Corporate & Other
(In millions)	Non-Core	Non-Core	Total Operations

As of September 30, 2006
Gross	$3,269	$6,543	$30,141
Ceded	1,398	3,130	9,091

Net	$1,871	$3,413	$21,050

As of December 31, 2005
Gross	$3,277	$7,372	$30,938
Ceded	1,440	3,916	10,605

Net	$1,837	$3,456	$20,333

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED SEPTEMBER 30, 2006
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$14,823	$5,395	$20,218	$3,185	$6,774	$30,177
Ceded	3,698	1,411	5,109	1,333	3,554	9,996

Net	11,125	3,984	15,109	1,852	3,220	20,181

Net incurred claim & claim adjustment expenses	769	397	1,166	114	32	1,312

Net claim & claim adjustment expense payments (1)	(293)	(216)	(509)	(95)	161	(443)

Claim & claim adjustment expense reserves, end of period
Net	11,601	4,165	15,766	1,871	3,413	21,050
Ceded	3,221	1,342	4,563	1,398	3,130	9,091

Gross	$14,822	$5,507	$20,329	$3,269	$6,543	$30,141

NINE MONTHS ENDED SEPTEMBER 30, 2006
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$15,084	$5,205	$20,289	$3,277	$7,372	$30,938
Ceded	3,838	1,411	5,249	1,440	3,916	10,605

Net	11,246	3,794	15,040	1,837	3,456	20,333

Net incurred claim & claim adjustment expenses	2,279	1,157	3,436	324	99	3,859

Net claim & claim adjustment expense payments (1)	(1,924)	(786)	(2,710)	(290)	(142)	(3,142)

Claim & claim adjustment expense reserves, end of period
Net	11,601	4,165	15,766	1,871	3,413	21,050
Ceded	3,221	1,342	4,563	1,398	3,130	9,091

Gross	$14,822	$5,507	$20,329	$3,269	$6,543	$30,141

(1)	Net claim & claim adjustment expense payments for the three and nine months ended September 30, 2006 include a $761 million reduction related to the commutation of the CCC Cover.

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	September 30, 2006		June 30, 2006		December 31, 2005
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$20,304	$20,350	$20,401	$20,067	$16,988	$16,972
Fixed maturities — tax exempt	2,651	2,701	3,730	3,691	7,579	7,631
Equities	227	399	325	500	221	374
Short-term investments	8,177	8,178	5,263	5,262	3,715	3,714
Limited partnership investments	1,485	1,485	1,414	1,414	1,223	1,223
Other (e.g., Real Estate)	30	29	28	26	34	32

Total investments	$32,874	$33,142	$31,161	$30,960	$29,760	$29,946

Net receivable/(payable)	$81		$(267)		$266
Securities lending collateral	(2,377)		(1,326)		(742)

Life & Group Non-Core:
Fixed maturities — taxable	$6,923	$7,363	$6,603	$6,731	$6,574	$7,053
Fixed maturities — tax exempt	1,579	1,736	1,557	1,600	1,475	1,578
Equities	168	177	421	424	290	307
Short-term investments	283	282	359	359	523	524
Limited partnership investments	238	238	257	257	286	286
Other (e.g., Mortgage & Policy Loans)	1	1	1	1	1	1

Total investments	$9,192	$9,797	$9,198	$9,372	$9,149	$9,749

Net receivable/(payable)	$34		$(52)		$84
Securities lending collateral	(8)		(15)		(25)

Total investments	$42,066	$42,939	$40,359	$40,332	$38,909	$39,695

Total net receivable/(payable)	$115		$(319)		$350
Total securities lending collateral	(2,385)		(1,341)		(767)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $91 million, $97 million and $86 million as of September 30, 2006, June 30, 2006 and December 31, 2005 where the net receivable/(payable) balance does not relate to the change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$1,586	$1,472	8%	$785	$762	3%	$2,371	$2,234	6%
Net written premiums	1,121	1,047	7	675	649	4	1,796	1,696	6

Net earned premiums	1,128	1,080	4	654	628	4	1,782	1,708	4
Net investment income	239	186	28	101	74	36	340	260	31
Other revenues	16	26	(38)	38	34	12	54	60	(10)

Total operating revenues	1,383	1,292	7	793	736	8	2,176	2,028	7

Claims, benefits and expenses:
Net incurred claims and benefits	776	1,148	32	397	366	(8)	1,173	1,514	23
Policyholders’ dividends	4	4	—	1	1	—	5	5	—
Amortization of deferred acquisition costs	249	281	11	137	128	(7)	386	409	6
Other insurance related expenses	89	76	(17)	31	45	31	120	121	1
Other expenses	20	23	13	35	28	(25)	55	51	(8)

Total claims, benefits and expenses	1,138	1,532	26	601	568	(6)	1,739	2,100	17

Operating income (loss) before income tax and minority interest	245	(240)	N/M	192	168	14	437	(72)	N/M
Income tax (expense) benefit on operating income (loss)	(78)	100	(178)	(64)	(53)	(21)	(142)	47	N/M
Minority interest	(4)	(4)	—	(9)	(7)	(29)	(13)	(11)	(18)

Net operating income (loss) from continuing operations	163	(144)	N/M	119	108	10	282	(36)	N/M

Realized investment gains, net of participating policyholders’ and minority interests	18	51	(65)	6	16	(63)	24	67	(64)
Income tax expense on realized investment gains	(7)	(18)	61	(1)	(5)	80	(8)	(23)	65

Net income (loss) from continuing operations	$174	$(111)	N/M %	$124	$119	4%	$298	$8	N/M %

Financial Ratios
Loss & LAE	68.7%	106.3%		60.7%	58.4%		65.8%	88.7%
Acquisition expense	17.0	20.4		17.3	20.9		17.1	20.6
Underwriting expense	13.1	12.6		8.5	6.4		11.3	10.4
Dividends	0.4	0.3		0.1	0.2		0.3	0.2

Expense ratio, including dividends	30.5	33.3		25.9	27.5		28.7	31.2

Combined ratio	99.2%	139.6%		86.6%	85.9%		94.5%	119.9%

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
SEPTEMBER 30					Fav / (Unfav)				Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	2006	2005	% Change	2006		2005	% Change	2006	2005	% Change

Net earned premiums	$1,782	$1,708	$160	$169	(5)%	$1		$(4)	125%	$1,943	$1,873	4%
Net investment income	340	260	179	179	—	81		61	33	600	500	20
Other revenues	54	60	8	20	(60)	(6)		—	N/M	56	80	(30)

Total operating revenues	2,176	2,028	347	368	(6)	76		57	33	2,599	2,453	6

Claims, benefits and expenses:
Net incurred claims and benefits	1,173	1,514	314	342	8	31		12	(158)	1,518	1,868	19
Policyholders’ dividends	5	5	(1)	(1)	—	—		(1)	N/M	4	3	(33)
Amortization of deferred acquisition costs	386	409	4	5	20	—		2	N/M	390	416	6
Other insurance related expenses	120	121	48	69	30	7		(7)	(200)	175	183	4
Other expenses	55	51	14	13	(8)	15		23	35	84	87	3

Total claims, benefits and expenses	1,739	2,100	379	428	11	53		29	(83)	2,171	2,557	15

Operating income (loss) before income tax and minority interest	437	(72)	(32)	(60)	47	23		28	(18)	428	(104)	N/M
Income tax (expense) benefit on operating income (loss)	(142)	47	17	25	(32)	(7)		4	N/M	(132)	76	N/M
Minority interest	(13)	(11)	—	—	N/M	—		—	N/M	(13)	(11)	(18)

Net operating income (loss) from continuing operations	282	(36)	(15)	(35)	57	16		32	(50)	283	(39)	N/M

Realized investment gains (losses), net of participating policyholders’ and minority interests	24	67	(10)	(2)	N/M	7		2	N/M	21	67	(69)
Income tax (expense) benefit on realized investment gains (losses)	(8)	(23)	3	1	200	6		(3)	N/M	1	(25)	104

Net income (loss) from continuing operations	$298	$8	$(22)	$(36)	39%	$29		$31	(6)%	$305	$3	N/M %

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
Other Financial Data					Fav / (Unfav)				Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2006	2005	2006	2005	% Change	2006		2005	% Change	2006	2005	% Change

Gross written premiums	$2,371	$2,234	$156	$218	(28)%	$9		$302	(97)%	$2,536	$2,754	(8)%
Net written premiums	1,796	1,696	152	164	(7)	3		(2)	N/M	1,951	1,858	5
Net earned premiums	1,782	1,708	158	167	(5)	2		(3)	167	1,942	1,872	4

Financial Ratios
Loss & LAE	65.8%	88.7%	N/M %	N/M %		N/M	%	N/M %		74.1%	94.7%
Acquisition expense	17.1	20.6	N/M	N/M		N/M		N/M		16.6	20.1
Underwriting expense	11.3	10.4	N/M	N/M		N/M		N/M		12.4	11.1
Dividends	0.3	0.2	N/M	N/M		N/M		N/M		0.3	0.2

Expense ratio, including dividends	28.7	31.2	N/M	N/M		N/M		N/M		29.3	31.4

Combined ratio	94.5%	119.9%	N/M %	N/M %		N/M	%	N/M %		103.4%	126.1%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

NINE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$4,726	$4,531	4%	$2,319	$2,219	5%	$7,045	$6,750	4%
Net written premiums	3,394	3,352	1	1,948	1,838	6	5,342	5,190	3

Net earned premiums	3,310	3,333	(1)	1,915	1,831	5	5,225	5,164	1
Net investment income	705	540	31	287	197	46	992	737	35
Other revenues	49	74	(34)	112	94	19	161	168	(4)

Total operating revenues	4,064	3,947	3	2,314	2,122	9	6,378	6,069	5

Claims, benefits and expenses:
Net incurred claims and benefits	2,297	2,750	16	1,157	1,158	—	3,454	3,908	12
Policyholders’ dividends	12	16	25	3	3	—	15	19	21
Amortization of deferred acquisition costs	725	757	4	395	390	(1)	1,120	1,147	2
Other insurance related expenses	293	318	8	109	93	(17)	402	411	2
Restructuring and other related charges	—	—	N/M	—	—	N/M	—	—	N/M
Other expenses	58	82	29	103	81	(27)	161	163	1

Total claims, benefits and expenses	3,385	3,923	14	1,767	1,725	(2)	5,152	5,648	9

Operating income before income tax and minority interest	679	24	N/M	547	397	38	1,226	421	191
Income tax (expense) benefit on operating income	(207)	41	N/M	(181)	(121)	(50)	(388)	(80)	N/M
Minority interest	(9)	(8)	(13)	(23)	(8)	(188)	(32)	(16)	(100)

Net operating income from continuing operations	463	57	N/M	343	268	28	806	325	148

Realized investment gains (losses), net of participating policyholders’ and minority interests	(6)	71	(108)	(4)	25	(116)	(10)	96	(110)
Income tax (expense) benefit on realized investment gains (losses)	2	(29)	107	2	(6)	133	4	(35)	111

Net income from continuing operations	$459	$99	N/M %	$341	$287	19%	$800	$386	107%

Financial Ratios
Loss & LAE	69.4%	82.5%		60.4%	63.3%		66.1%	75.7%
Acquisition expense	18.2	20.0		18.1	19.7		18.1	19.9
Underwriting expense	12.5	12.2		8.3	6.6		11.0	10.2
Dividends	0.4	0.5		0.1	0.2		0.3	0.4

Expense ratio, including dividends	31.1	32.7		26.5	26.5		29.4	30.5

Combined ratio	100.5%	115.2%		86.9%	89.8%		95.5%	106.2%

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

NINE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SEPTEMBER 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Net earned premiums	$5,225	$5,164	$482	$539	(11)%	$(3)	$(19)	84%	$5,704	$5,684	—%
Net investment income	992	737	504	431	17	226	177	28	1,722	1,345	28
Other revenues	161	168	44	78	(44)	(30)	105	(129)	175	351	(50)

Total operating revenues	6,378	6,069	1,030	1,048	(2)	193	263	(27)	7,601	7,380	3

Claims, benefits and expenses:
Net incurred claims and benefits	3,454	3,908	886	860	(3)	91	100	9	4,431	4,868	9
Policyholders’ dividends	15	19	—	(1)	N/M	—	—	N/M	15	18	17
Amortization of deferred acquisition costs	1,120	1,147	12	18	33	—	3	N/M	1,132	1,168	3
Other insurance related expenses	402	411	141	194	27	20	(1)	N/M	563	604	7
Restructuring and other related charges	—	—	—	—	N/M	(13)	—	N/M	(13)	—	N/M
Other expenses	161	163	40	43	7	52	52	—	253	258	2

Total claims, benefits and expenses	5,152	5,648	1,079	1,114	3	150	154	3	6,381	6,916	8

Operating income (loss) before income tax and minority interest	1,226	421	(49)	(66)	26	43	109	(61)	1,220	464	163
Income tax (expense) benefit on operating income (loss)	(388)	(80)	36	37	(3)	(14)	20	(170)	(366)	(23)	N/M
Minority interest	(32)	(16)	—	—	N/M	—	—	N/M	(32)	(16)	(100)

Net operating income (loss) from continuing operations	806	325	(13)	(29)	55	29	129	(78)	822	425	93

Realized investment gains (losses), net of participating policyholders’ and minority interests	(10)	96	(56)	(8)	N/M	(2)	(14)	86	(68)	74	(192)
Income tax (expense) benefit on realized investment gains (losses)	4	(35)	19	3	N/M	4	2	100	27	(30)	190

Net income (loss) from continuing operations	$800	$386	$(50)	$(34)	(47)%	$31	$117	(74)%	$781	$469	67%

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2006	2005	2006	2005	% Change	2006	2005	% Change	2006	2005	% Change

Gross written premiums	$7,045	$6,750	$558	$702	(21)%	$17	$854	(98)%	$7,620	$8,306	(8)%
Net written premiums	5,342	5,190	471	535	(12)	(4)	(29)	86	5,809	5,696	2
Net earned premiums	5,225	5,164	476	531	(10)	(3)	(18)	83	5,698	5,677	—

Financial Ratios
Loss & LAE	66.1%	75.7%	N/M %	N/M %		N/M %	N/M %		74.4%	82.9%
Acquisition expense	18.1	19.9	N/M	N/M		N/M	N/M		17.7	19.7
Underwriting expense	11.0	10.2	N/M	N/M		N/M	N/M		11.8	11.4
Dividends	0.3	0.4	N/M	N/M		N/M	N/M		0.3	0.3

Expense ratio, including dividends	29.4	30.5	N/M	N/M		N/M	N/M		29.8	31.4

Combined ratio	95.5%	106.2%	N/M %	N/M %		N/M %	N/M %		104.2%	114.3%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations and Corporate & Other Non-Core Segment — Net Accident Year Catastrophe Losses

CATASTROPHE LOSSES (PRETAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total

Three months ended September 30, 2006 (1)	$21	$1	$22	$ —	$22
Nine months ended September 30, 2006 (1)	38	2	40	—	40

Three months ended September 30, 2005 (2)	$418	$19	$437	$ —	$437
Nine months ended September 30, 2005 (2)	424	19	443	—	443

CATASTROPHE LOSSES (AFTER-TAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total

Three months ended September 30, 2006 (1)	$14	$1	$15	$ —	$15
Nine months ended September 30, 2006 (1)	25	1	26	—	26

Three months ended September 30, 2005 (2)	$272	$12	$284	$ —	$284
Nine months ended September 30, 2005 (2)	276	12	288	—	288

(1)	For the three and nine months ended September 30, 2006, the above amounts exclude a release of $3 million pretax ($2 million after-tax) and $8 million pretax ($5 million after-tax) of insurance bad debt related to the third quarter 2005 hurricanes.

(2)	For the three and nine months ended September 30, 2005, the above amounts exclude $21 million pretax ($14 million after-tax) of reinstatement premium and $8 million pretax ($6 million after-tax) of insurance bad debt related to the third quarter 2005 hurricanes. Additionally, the above amounts also exclude a $15 million pretax ($10 million after-tax) reduction of estimated hurricane-related assessments related to the third quarter 2004 hurricanes. For the three and nine months ended September 30, 2005, the above amounts include losses of $434 million pretax ($282 million after-tax) related to Hurricanes Dennis, Katrina, Ophelia and Rita.

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	3Q06	YTD 2006
Limited partnership income	$42	$22	$38	$37	$139	$38	$27	$23	$88
Interest on funds withheld and other deposits	(18)	(34)	(34)	(19)	(105)	(14)	(22)	(8)	(44)
Income from trading securities	1	—	1	—	2	—	—	—	—
Other investment income	158	183	181	209	731	204	233	224	661

Net investment income	$183	$171	$186	$227	$767	$228	$238	$239	$705

	Specialty Lines
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	3Q06	YTD 2006
Limited partnership income	$13	$7	$12	$13	$45	$13	$10	$8	$31
Interest on funds withheld and other deposits	(12)	(1)	(2)	(2)	(17)	(2)	(1)	(1)	(4)
Income from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	55	61	64	73	253	76	90	94	260

Net investment income	$56	$67	$74	$84	$281	$87	$99	$101	$287

	P&C Operations
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	3Q06	YTD 2006
Limited partnership income	$55	$29	$50	$50	$184	$51	$37	$31	$119
Interest on funds withheld and other deposits	(30)	(35)	(36)	(21)	(122)	(16)	(23)	(9)	(48)
Income from trading securities	1	—	1	—	2	—	—	—	—
Other investment income	213	244	245	282	984	280	323	318	921

Net investment income	$239	$238	$260	$311	$1,048	$315	$337	$340	$992

	Life & Group Non-Core
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	3Q06	YTD 2006
Limited partnership income	$9	$1	$8	$4	$22	$10	$8	$6	$24
Interest on funds withheld and other deposits	—	—	—	—	—	—	—	—	—
Income from trading securities	(31)	14	40	22	45	42	(9)	30	63
Other investment income	128	131	131	136	526	135	139	143	417

Net investment income	$106	$146	$179	$162	$593	$187	$138	$179	$504

	Corporate & Other Non-Core
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	3Q06	YTD 2006
Limited partnership income	$15	$8	$14	$11	$48	$13	$8	$9	$30
Interest on funds withheld and other deposits	(9)	(15)	(14)	(6)	(44)	(9)	(7)	(1)	(17)
Income from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	55	62	61	69	247	64	76	73	213

Net investment income	$61	$55	$61	$74	$251	$68	$77	$81	$226

	Total Operations
	1Q05	2Q05	3Q05	4Q05	YTD 2005	1Q06	2Q06	3Q06	YTD 2006
Limited partnership income	$79	$38	$72	$65	$254	$74	$53	$46	$173
Interest on funds withheld and other deposits	(39)	(50)	(50)	(27)	(166)	(25)	(30)	(10)	(65)
Income from trading securities	(30)	14	41	22	47	42	(9)	30	63
Other investment income	396	437	437	487	1,757	479	538	534	1,551

Net investment income	$406	$439	$500	$547	$1,892	$570	$552	$600	$1,722

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIOD ENDED SEPTEMBER 30	Three Months			Nine Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2006	2005	% Change	2006	2005	% Change

Property & Casualty Companies
Gross written premiums	$2,413	$2,658	(9)%	$7,219	$7,948	(9)%
Net written premiums	1,835	1,765	4	5,456	5,376	1

Net earned premiums	1,645	1,602	3	4,819	4,908	(2)
Claim and claim adjustment expenses	1,234	1,576	22	3,652	4,137	12
Acquisition expenses	314	298	(5)	944	926	(2)
Underwriting expenses	225	211	(7)	682	711	4
Policyholders’ dividends	2	16	88	11	28	61

Underwriting loss	(130)	(499)	74	(470)	(894)	47
Net investment income (1)	466	387	20	1,363	1,635	(17)
Other revenues (expenses)	(10)	(70)	86	(88)	(25)	N/M
Income tax (expense) benefit	(56)	160	(135)	(223)	83	N/M
Net realized gains	81	3	N/M	32	50	(36)

Net income (loss)	$351	$(19)	N/M %	$614	$849	(28)%

Financial Ratios
Loss and LAE	75.0%	98.4%		75.8%	84.3%
Acquisition expense	17.1	16.9		17.3	17.2
Underwriting expense	12.3	11.9		14.2	13.2
Policyholders’ dividends	0.1	1.0		0.2	0.6

Expense ratio	29.5	29.8		31.7	31.0

Combined ratio	104.5%	128.2%		107.5%	115.3%

Life Companies
Earned premium	$2	$1		$7	$7
SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	September 30, 2006	December 31, 2005

Property & Casualty Companies
Statutory surplus (2)	$7,827	$6,940

Life Companies
Statutory surplus	$701	$627

(1)	The nine months ended September 30, 2005 includes $500 million of dividends from CCC’s life subsidiary, Continental Assurance Company.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	09/30/06	12/31/05	09/30/06
Gross Accident Year	65.2%	76.4%	75.2%
Impact of Reinsurance	2.7	(0.1)	0.1

Net Accident Year (1)	67.9	76.3	75.3%

Impact of Significant Commutations	—	6.2
Impact of Corporate Covers	—	0.7
Impact of Development & Change in Allowance for Uncollectible Reinsurance	1.5	4.3

Net Calendar Year	69.4%	87.5%

	Specialty Lines
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	09/30/06	12/31/05	09/30/06
Gross Accident Year	60.6%	63.7%	61.3%
Impact of Reinsurance	(0.2)	(0.3)	(0.4)

Net Accident Year (1)	60.4	63.4	60.9%

Impact of Significant Commutations	—	0.9
Impact of Corporate Covers	—	(0.3)
Impact of Development & Change in Allowance for Uncollectible Reinsurance	—	1.3

Net Calendar Year	60.4%	65.3%

	P&C Operations
	2006 YTD	2005 FY	2005 FY
	Evaluated at	Evaluated at	Evaluated at
	09/30/06	12/31/05	09/30/06
Gross Accident Year	63.6%	72.2%	70.6%
Impact of Reinsurance	1.5	(0.6)	(0.6)

Net Accident Year (1)	65.1	71.6	70.0%

Impact of Significant Commutations	—	4.3
Impact of Corporate Covers	—	0.4
Impact of Development & Change in Allowance for Uncollectible Reinsurance	1.0	3.2

Net Calendar Year	66.1%	79.5%

(1)	The 2006 net accident year loss ratio evaluated at September 30, 2006 includes 1 point, 0 points, and 1 point related to catastrophe losses for Standard Lines, Specialty Lines, and P&C Operations. The 2005 net accident year loss ratio evaluated at September 30, 2006 includes 11 points, 1 point, and 7 points related to catastrophe losses for Standard Lines, Specialty Lines, and P&C Operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Catastrophes

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30, 2006
	2006 Results			2006 Results			2006 Results
	Before			Before			Before
	Impact of	Impact of		Impact of	Impact of		Impact of	Impact of
(In millions)	Catastrophes	Catastrophes	2006 Results	Catastrophes	Catastrophes	2006 Results	Catastrophes	Catastrophes	2006 Results

Net earned premiums	$1,128	$—	$1,128	$654	$—	$654	$1,782	$—	$1,782
Net investment income	239	—	239	101	—	101	340	—	340
Other revenues	16	—	16	38	—	38	54	—	54

Total operating revenues	1,383	—	1,383	793	—	793	2,176	—	2,176

Claims, benefits and expenses:
Net incurred claims and benefits	755	21	776	396	1	397	1,151	22	1,173
Policyholders’ dividends	4	—	4	1	—	1	5	—	5
Amortization of deferred acquisition costs	249	—	249	137	—	137	386	—	386
Other insurance related expenses	92	(3)	89	31	—	31	123	(3)	120
Other operating expenses	20	—	20	35	—	35	55	—	55

Total claims, benefits and expenses	1,120	18	1,138	600	1	601	1,720	19	1,739

Operating income (loss) before income tax and minority interest	263	(18)	245	193	(1)	192	456	(19)	437
Income tax (expense) benefit on operating income	(84)	6	(78)	(64)	—	(64)	(148)	6	(142)
Minority interest	(4)	—	(4)	(9)	—	(9)	(13)	—	(13)

Net operating income (loss) from continuing operations	175	(12)	163	120	(1)	119	295	(13)	282

Realized investment gains (losses), net of participating policyholders’ and minority interests	18	—	18	6	—	6	24	—	24
Income tax (expense) benefit on realized investment gains (losses)	(7)	—	(7)	(1)	—	(1)	(8)	—	(8)

Net income (loss) from continuing operations	$186	$(12)	$174	$125	$(1)	$124	$311	$(13)	$298

Financial Ratios
Loss & LAE	66.8%		68.7%	60.6%		60.7%	64.5%		65.8%
Acquisition expense	17.2		17.0	17.3		17.3	17.4		17.1
Underwriting expense	13.1		13.1	8.5		8.5	11.3		11.3
Dividends	0.4		0.4	0.1		0.1	0.3		0.3

Expense ratio, including dividends	30.7		30.5	25.9		25.9	29.0		28.7

Combined ratio	97.5%		99.2%	86.5%		86.6%	93.5%		94.5%

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30, 2005
	2005 Results			2005 Results			2005 Results
	Before			Before			Before
	Impact of	Impact of		Impact of	Impact of		Impact of	Impact of
(In millions)	Catastrophes	Catastrophes	2005 Results	Catastrophes	Catastrophes	2005 Results	Catastrophes	Catastrophes	2005 Results

Net earned premiums	$1,101	$(21)	$1,080	$628	$—	$628	$1,729	$(21)	$1,708
Net investment income	186	—	186	74	—	74	260	—	260
Other revenues	26	—	26	34	—	34	60	—	60

Total operating revenues	1,313	(21)	1,292	736	—	736	2,049	(21)	2,028

Claims, benefits and expenses:
Net incurred claims and benefits	730	418	1,148	347	19	366	1,077	437	1,514
Policyholders’ dividends	4	—	4	1	—	1	5	—	5
Amortization of deferred acquisition costs	281	—	281	128	—	128	409	—	409
Other insurance related expenses	85	(9)	76	43	2	45	128	(7)	121
Other operating expenses	23	—	23	28	—	28	51	—	51

Total claims, benefits and expenses	1,123	409	1,532	547	21	568	1,670	430	2,100

Operating income (loss) before income tax and minority interest	190	(430)	(240)	189	(21)	168	379	(451)	(72)
Income tax (expense) benefit on operating income (loss)	(50)	150	100	(60)	7	(53)	(110)	157	47
Minority interest	(4)	—	(4)	(7)	—	(7)	(11)	—	(11)

Net operating income (loss) from continuing operations	136	(280)	(144)	122	(14)	108	258	(294)	(36)

Realized investment gains (losses), net of participating policyholders’ and minority interests	51	—	51	16	—	16	67	—	67
Income tax (expense) benefit on realized investment gains (losses)	(18)	—	(18)	(5)	—	(5)	(23)	—	(23)

Net income (loss) from continuing operations	$169	$(280)	$(111)	$133	$(14)	$119	$302	$(294)	$8

Financial Ratios
Loss & LAE	66.3%		106.3%	55.3%		58.4%	62.3%		88.7%
Acquisition expense	20.8		20.4	20.6		20.9	20.7		20.6
Underwriting expense	12.4		12.6	6.4		6.4	10.3		10.4
Dividends	0.3		0.3	0.2		0.2	0.2		0.2

Expense ratio, including dividends	33.5		33.3	27.2		27.5	31.2		31.2

Combined ratio	99.8%		139.6%	82.5%		85.9%	93.5%		119.9%

CNA FINANCIAL CORPORATION
Financial Supplement
Impact of Catastrophes

NINE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30, 2006
	2006 Results			2006 Results			2006 Results
	Before			Before			Before
	Impact of	Impact of		Impact of	Impact of		Impact of	Impact of
(In millions)	Catastrophes	Catastrophes	2006 Results	Catastrophes	Catastrophes	2006 Results	Catastrophes	Catastrophes	2006 Results

Net earned premiums	$3,310	$—	$3,310	$1,915	$—	$1,915	$5,225	$—	$5,225
Net investment income	705	—	705	287	—	287	992	—	992
Other revenues	49	—	49	112	—	112	161	—	161

Total operating revenues	4,064	—	4,064	2,314	—	2,314	6,378	—	6,378

Claims, benefits and expenses:
Net incurred claims and benefits	2,259	38	2,297	1,155	2	1,157	3,414	40	3,454
Policyholders’ dividends	12	—	12	3	—	3	15	—	15
Amortization of deferred acquisition costs	725	—	725	395	—	395	1,120	—	1,120
Other insurance related expenses	298	(5)	293	112	(3)	109	410	(8)	402
Other operating expenses	58	—	58	103	—	103	161	—	161

Total claims, benefits and expenses	3,352	33	3,385	1,768	(1)	1,767	5,120	32	5,152

Operating income (loss) before income tax and minority interest	712	(33)	679	546	1	547	1,258	(32)	1,226
Income tax (expense) benefit on operating income (loss)	(219)	12	(207)	(181)	—	(181)	(400)	12	(388)
Minority interest	(9)	—	(9)	(23)	—	(23)	(32)	—	(32)

Net operating income (loss) from continuing operations	484	(21)	463	342	1	343	826	(20)	806

Realized investment gains (losses), net of participating policyholders’ and minority interests	(6)	—	(6)	(4)	—	(4)	(10)	—	(10)
Income tax (expense) benefit on realized investment gains (losses)	2	—	2	2	—	2	4	—	4

Net income (loss) from continuing operations	$480	$(21)	$459	$340	$1	$341	$820	$(20)	$800

Financial Ratios
Loss & LAE	68.2%		69.4%	60.3%		60.4%	65.3%		66.1%
Acquisition expense	18.4		18.2	18.3		18.1	18.3		18.1
Underwriting expense	12.5		12.5	8.3		8.3	11.0		11.0
Dividends	0.4		0.4	0.1		0.1	0.3		0.3

Expense ratio, including dividends	31.3		31.1	26.7		26.5	29.6		29.4

Combined ratio	99.5%		100.5%	87.0%		86.9%	94.9%		95.5%

NINE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30, 2005
	2005 Results			2005 Results			2005 Results
	Before Impact of	Impact of		Before Impact of	Impact of		Before Impact of	Impact of
(In millions)	Catastrophes	Catastrophes	2005 Results	Catastrophes	Catastrophes	2005 Results	Catastrophes	Catastrophes	2005 Results

Net earned premiums	$3,354	$(21)	$3,333	$1,831	$—	$1,831	$5,185	$(21)	$5,164
Net investment income	540	—	540	197	—	197	737	—	737
Other revenues	74	—	74	94	—	94	168	—	168

Total operating revenues	3,968	(21)	3,947	2,122	—	2,122	6,090	(21)	6,069

Claims, benefits and expenses:
Net incurred claims and benefits	2,326	424	2,750	1,139	19	1,158	3,465	443	3,908
Policyholders’ dividends	16	—	16	3	—	3	19	—	19
Amortization of deferred acquisition costs	757	—	757	390	—	390	1,147	—	1,147
Other insurance related expenses	327	(9)	318	91	2	93	418	(7)	411
Other operating expenses	82	—	82	81	—	81	163	—	163

Total claims, benefits and expenses	3,508	415	3,923	1,704	21	1,725	5,212	436	5,648

Operating income (loss) before income tax and minority interest	460	(436)	24	418	(21)	397	878	(457)	421
Income tax (expense) benefit on operating income (loss)	(112)	153	41	(128)	7	(121)	(240)	160	(80)
Minority interest	(8)	—	(8)	(8)	—	(8)	(16)	—	(16)

Net operating income (loss) from continuing operations	340	(283)	57	282	(14)	268	622	(297)	325

Realized investment gains (losses), net of participating policyholders’ and minority interests	71	—	71	25	—	25	96	—	96
Income tax (expense) benefit on realized investment gains (losses)	(29)	—	(29)	(6)	—	(6)	(35)	—	(35)

Net income (loss) from continuing operations	$382	$(283)	$99	$301	$(14)	$287	$683	$(297)	$386

Financial Ratios
Loss & LAE	69.4%		82.5%	62.2%		63.3%	66.8%		75.7%
Acquisition expense	20.2		20.0	19.6		19.7	20.0		19.9
Underwriting expense	12.0		12.2	6.6		6.6	10.2		10.2
Dividends	0.5		0.5	0.2		0.2	0.4		0.4

Expense ratio, including dividends	32.7		32.7	26.4		26.5	30.6		30.5

Combined ratio	102.1%		115.2%	88.6%		89.8%	97.4%		106.2%

CNA FINANCIAL CORPORATION
Financial Supplement
Asbestos Summary by Policyholder Category

SEPTEMBER 30, 2006		Net Paid	Net Asbestos	Percent of
	Number of	Losses in 2006	Reserves	Asbestos Net
	Policyholders	(In millions)	(In millions)	Reserves

Policyholders with Settlement Agreements
Structured Settlements	15	$33	$151	10%
Wellington	3	1	14	1
Coverage in Place	37	(12)	90	6
Fibreboard	1	—	54	4

Total with Settlement Agreements	56	22	309	21

Other Policyholders with Active Accounts
Large Asbestos Accounts	209	36	246	16
Small Asbestos Accounts	1,096	14	84	6

Total Other Policyholders	1,305	50	330	22

Assumed Reinsurance & Pools		4	143	10

Unassigned IBNR (1)		—	698	47

Total	1,361	$76	$1,480	100%

(1)	IBNR includes claims that are incurred but not reported.